Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Fora Financial Advance LLC (the “Company”)

ATLAS SP Securities, a division of Apollo Global Securities, LLC

Atlas SP Partners, L.P.

(together, the “Specified Parties”)

Re: Fora Financial Asset Securitization 2026 LLC, Asset-Backed Notes, Series 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “FFAS2026-1 Prelim Deal List_April 2026_vF (Revenue Added).xlsx” provided by the Company on May 18, 2026, containing information on 2,594 small business receivables (the “Receivables”) as of April 30, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering of the Series 2026-1 Notes by Fora Financial Asset Securitization 2026 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Receivables Agreement” means the purchase and sale of future receivables agreement (revenue advance), business loan and security agreement, business loan and security agreement supplement, business funding application, working capital application, credit application, and/or financing application provided by the Company for each Selected Receivable (defined below). The Receivables Agreement was represented by the Company to be either the original Receivables Agreement, a copy of the original Receivables Agreement, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of the Receivables Agreement or the execution of the Receivables Agreement by the obligor.

•	The term “Syndication Agreement” means an addendum to the Receivables Agreement provided by the Company on May 7, 2026, and May 18, 2026, containing funded receivable balance and contractual payment amount for the Selected Receivables (defined below) that have a syndicating partner.

•	The term “Sample Selection File I” means an electronic data file entitled “Total Portfolio Data Tape - February 2026.xlsx” provided by the Company on March 26, 2026, containing information on 4,784 small business receivables as of February 28, 2026.

•	The term “Sample Selection File II” means an electronic data file entitled “FFAS2026-1 Prelim Deal List_April 2026.xlsx” provided by the Company on May 15, 2026, containing information on 2,594 small business receivables as of April 30, 2026.

•	The term “System Schedules” means four (4) electronic data files entitled “KPMG Support - Receivable Balance, Year, & Industry.xlsx,” “KPMG Support - Sample Set 2.xlsx,” “KPMG Support - Sample Set 2 Existing Deals.xlsx” and “Transaction History – 128****.xlsx” provided by the Company on April 21, 2026, May 18, 2026, May 20, 2026, and May 21, 2026, respectively, containing industry type, year founded, collected receivable balance, and outstanding receivable balance associated with each Selected Receivable.

•	The term “PrismTier Support” means an electronic data file entitled “PRISM Credit Tier Matrix.xlsx” provided by the Company on May 15, 2026, containing information on the score ranges associated with each credit tier.

•	The term “Source Documents” means the Receivables Agreement, Syndication Agreement, Sample Selection File I, Sample Selection File II, System Schedules, and PrismTier Support.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We selected (i) 82 Receivables from Sample Selection File I and (ii) 118 Receivables from Sample Selection File II for a total of 200 Receivables (together, the “Selected Receivables”). For Sample Selection File I, the selection was done in the following order and included (i) 38 Receivables with the largest “OutstandingReceivableParticipating,” (ii) a random sample of 9 Receivables with non-zero “DaysPastDue”, and (iii) a random sample of 35 Receivables. For Sample Selection File II, the selection was done in he following order and included (i) 62 Receivables with the largest “OutstandingReceivableParticipating,” (ii) a random sample of 16 Receivables with non-zero “DaysPastDue”, and (iii) a random sample of 40 receivables. The random samples were selected using a random sampling tool, and from a population that excluded Recivables that had been previously seleced. The Company instructed us to exclude Receivables for which the “FFAS2024IsEligible” column in the Sample Selection File I and Sample Selection File II was not populated from the population for selection. A listing of the Selected Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to select from Sample Selection File I and Sample Selection File II.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed in the Provided Information column below, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents and Instructions are listed in the order of priority.

Attribute	Provided Information

CompanyLegalName	Receivables Agreement

ABSIndustryType	System Schedules

StateCode	Receivables Agreement

YearFounded	System Schedules

FICO	Receivables Agreement

PRISMTier	Receivables Agreement, PrismTier Support

PricingProgramType	Receivables Agreement

DateFunded	Receivables Agreement

FundedRecievableFORA	Receivables Agreement, Syndication Agreement

ContractualPaymentAmountFORA	Receivables Agreement, Syndication Agreement

Factor Rate	Instructions

ContractTerm	Receivables Agreement

PaymentInterval	Receivables Agreement

Collected$Receivable	Receivables Agreement, System Schedules

OutstandingReceivableParticipating	Receivables Agreement, System Schedules

We found such information to be in agreement except as listed in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

May 26, 2026

Exhibit A

Instructions

Number	Attribute	Instructions
1.	Factor Rate

Recompute as Right to Receive divided by FundedRecievableFORA. Recompute Right to Receive as the sum of ActualAmountReceived and RTROutstanding fields in the Data File.

Round the recomputed value to 2 decimal places.

A-1

Exhibit B

Selected Receivables

Selected Receivable Number	Deal ID	Selected Receivable Number	Deal ID	Selected Receivable Number	Deal ID
1	126*******	41	128*******	81	138*******
2	144*******	42	131*******	82	140*******
3	137*******	43	129*******	83	146*******
4	129*******	44	129*******	84	139*******
5	146*******	45	135*******	85	138*******
6	144*******	46	146*******	86	137*******
7	130*******	47	144*******	87	149*******
8	149*******	48	147*******	88	146*******
9	147*******	49	148*******	89	134*******
10	146*******	50	148*******	90	148*******
11	142*******	51	139*******	91	146*******
12	135*******	52	148*******	92	134*******
13	128*******	53	143*******	93	134*******
14	141*******	54	125*******	94	134*******
15	141*******	55	147*******	95	135*******
16	132*******	56	148*******	96	143*******
17	148*******	57	146*******	97	134*******
18	145*******	58	147*******	98	134*******
19	136*******	59	147*******	99	143*******
20	143*******	60	144*******	100	129*******
21	144*******	61	137*******	101	125*******
22	136*******	62	145*******	102	116*******
23	140*******	63	146*******	103	119*******
24	140*******	64	144*******	104	133*******
25	141*******	65	145*******	105	138*******
26	142*******	66	137*******	106	143*******
27	136*******	67	144*******	107	136*******
28	129*******	68	145*******	108	111*******
29	139*******	69	143*******	109	119*******
30	133*******	70	139*******	110	133*******
31	145*******	71	143*******	111	147*******
32	120*******	72	140*******	112	117*******
33	137*******	73	127*******	113	144*******
34	141*******	74	133*******	114	132*******
35	134*******	75	130*******	115	134*******
36	135*******	76	139*******	116	140*******
37	138*******	77	127*******	117	130*******
38	139*******	78	120*******	118	132*******
39	133*******	79	139*******	119	132*******
40	131*******	80	139*******	120	135*******

B-1

Exhibit B

Selected Receivables

Selected Receivable Number	Deal ID	Selected Receivable Number	Deal ID
121	135*******	161	129*******
122	131*******	162	141*******
123	146*******	163	137*******
124	137*******	164	134*******
125	138*******	165	142*******
126	132*******	166	130*******
127	138*******	167	126*******
128	120*******	168	134*******
129	133*******	169	136*******
130	115*******	170	133*******
131	117*******	171	148*******
132	143*******	172	130*******
133	133*******	173	136*******
134	143*******	174	123*******
135	145*******	175	128*******
136	137*******	176	120*******
137	127*******	177	146*******
138	131*******	178	129*******
139	135*******	179	111*******
140	129*******	180	147*******
141	123*******	181	135*******
142	121*******	182	121*******
143	141*******	183	120*******
144	120*******	184	129*******
145	148*******	185	136*******
146	139*******	186	128*******
147	117*******	187	134*******
148	130*******	188	130*******
149	112*******	189	111*******
150	131*******	190	138*******
151	144*******	191	124*******
152	129*******	192	145*******
153	139*******	193	131*******
154	141*******	194	118*******
155	139*******	195	123*******
156	137*******	196	119*******
157	148*******	197	133*******
158	131*******	198	136*******
159	148*******	199	118*******
160	121*******	200	120*******

B-2

Exhibit C

Exceptions

Selected Receivable Number	Deal ID	Attribute	Per Data File	Per Provided Information
28	129*******	ABSIndustryType	Other (Professional Services)	Other (Software/Technology)
43	129*******	ABSIndustryType	Wholesale Food Distributors	Other (Manufacturing)
137	127*******	ABSIndustryType	Miscellaneous Repair Services (other)	Automotive Repair

C-1